UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2020

HOST HOTELS & RESORTS, INC.

HOST HOTELS & RESORTS, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Avenue, Suite 1300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on June 26, 2020, Host Hotels & Resorts, Inc. (“Host Inc.”) and Host Hotels & Resorts, L.P. (“Host L.P.”), for whom Host Inc. acts as sole general partner and in which it holds approximately 99% of the partnership interests, entered into an amendment to its existing senior unsecured bank credit facility dated as of August 1, 2019 (the “Credit Facility”) with Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A and Wells Fargo Bank, N.A. as co-syndication agents, and certain other agents and lenders, which provides for (1) a $1,500,000,000 revolving credit facility and (2) a $1,000,000,000 term facility which is currently fully utilized.  The material terms of the amendment to the Credit Facility are described under Item 2.03 of Host Inc.’s and Host L.P.’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2020, which description is incorporated by reference herein.

As of June 30, 2020, Host L.P. had drawings of $750 million and $750 million of availability capacity under the revolver portion of its Credit Facility.  On September 22, 2020, Host L.P. gave notice to the lenders to borrow an additional approximately $746 million under the revolver portion of its Credit Facility. The current interest rate for borrowings under the revolver portion of the Credit Facility is LIBOR plus 150 basis points based on Host L.P.’s current investment grade unsecured long-term debt rating.

Host L.P. increased its borrowings under the revolver portion of the Credit Facility as a precautionary measure in order to increase its cash position and preserve financial flexibility in light of continued uncertainty in the global markets resulting from the global coronavirus (COVID-19) outbreak.  As previously disclosed in its last quarterly report on Form 10-Q, Host L.P. expects to fall below the 1.5x EBITDA-to-interest coverage ratio necessary under its investment grade senior notes to incur additional debt as more quarters of historically poor operations caused by the COVID-19 pandemic are reflected in the ratio.  For that reason, Host L.P. is drawing down on the Credit Facility revolver now as a precautionary measure.

The proceeds from the borrowing are currently being held on Host L.P.’s balance sheet, resulting in estimated total cash and cash equivalents of approximately $2.6 billion as of the date of this filing, including approximately $135 million of restricted cash in furniture, fixture and equipment reserves.  In accordance with the terms of the Credit Facility, the proceeds from the borrowings under the revolver portion of the Credit Facility may be used for working capital, general corporate, investment, financing or other purposes permitted by the Credit Facility.

Jim Risoleo, President and Chief Executive Officer, said, “We have drawn the remaining capacity under the revolver portion of our Credit Facility, providing Host with a total of approximately $2.6 billion of cash. We have saved approximately $3 million of interest expense by voluntarily repaying approximately $750 million of borrowings outstanding under the revolver on June 30th.  Moreover, we have extended our weighted average debt maturity, maintained our weighted average interest rate and further augmented our cash position by approximately $335 million by issuing and purchasing senior notes in August and September.  We continue to maximize our liquidity and maintain the strength of our investment-grade balance sheet, with no near-term debt maturities and a best-in-class ability to withstand prolonged business disruption.”

Forward-Looking Statements

In this Current Report on Form 8-K, we make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “expect,” “may,” “intend,” “predict,” “project,” “plan,” “will,” “estimate” and other similar terms and phrases. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks and uncertainties include the potential impact of COVID-19 and other risks and uncertainties associated with our business described in our Annual Report on Form 10–K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and in other filings with the Securities and Exchange Commission. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release updates to any forward-looking statement contained in this report to conform the statement to actual results or changes in our expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: September 28, 2020	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President and Corporate Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOST HOTELS & RESORTS, L.P. By: HOST HOTELS & RESORTS, INC. its General Partner

Date: September 28, 2020	By:	/S/ BRIAN G. MACNAMARA
	Name:	Brian G. Macnamara
	Title:	Senior Vice President and Corporate Controller